UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 8, 2006

HELEN OF TROY LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number: 001-14669

Bermuda (State or other jurisdiction of incorporation or organization)	74-2692550 (I.R.S. Employer Identification No.)
CLARENDON HOUSE
CHURCH STREET
HAMILTON, BERMUDA
(Business address of registrant)
ONE HELEN OF TROY PLAZA
EL PASO, TEXAS 79912
(United States mailing address of registrant and zip code)

915-225-8000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Signatures

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On August 8, 2006, Christopher L. Carameros notified Helen of Troy Limited (the “Company”) of his decision to resign as the Company’s Executive Vice President, effective August 31, 2006. Mr. Carameros has offered to provide certain transitional services to the Company on a consulting basis through February 28, 2007. No agreement concerning any such services has been entered into at this time.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: August 14, 2006	/s/ Vincent D. Carson
Vincent D. Carson
Vice President, General Counsel and Secretary